Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(i)
the Registration Statement (Form S-8 No. 333-77237) pertaining to the Rock-Tenn Company 1993 Employee Stock Purchase Plan, the Rock-Tenn Company 1993 Employee Stock Option Plan, the Rock-Tenn Company 1988 Stock Option Plan and the Rock-Tenn Company 1987 Stock Option Plan;

(ii)
the Registration Statement (Form S-8 No. 33-83304) pertaining to the Rock-Tenn Company 1993 Employee Stock Option Plan, the Rock-Tenn Company 1993 Employee Stock Purchase Plan, the Rock-Tenn Company Incentive Stock Option Plan, and the Rock-Tenn Company 1987 Stock Option Plan;

(iii)	the Registration Statement (Form S-3 No. 333-62338) of Rock-Tenn Company and in the related Prospectus pertaining to the registration of $300,000,000 of debt securities;

(iv)	the Registration Statement (Form S-8 No. 333-104870) pertaining to the Rock-Tenn Company Supplemental Retirement Savings Plan;

(v)	the Registration Statement (Form S-8 No. 333-113212) pertaining to the Rock-Tenn Company 1993 Employee Stock Purchase Plan;

(vi)
the Registration Statement (Form S-8 No. 333-62346) pertaining to the Rock-Tenn Company 1993 Employee Stock Purchase Plan, the 2000 Incentive Stock Plan, and the Rock-Tenn Company 2004 Incentive Stock Plan;

(vii)	the Registration Statement (Form S-8 No. 333-122745) pertaining to the Rock-Tenn Company 2004 Incentive Stock Plan;

(viii)
the Registration Statement (Form S-3 No. 333-133986) of Rock-Tenn Company and in the related Prospectus pertaining to the registration of $500,000,000 of debt securities, Preferred Stock and Class A Common Stock

(ix)	the Registration Statement (Form S-8 No. 333-140597) of Rock-Tenn Company pertaining to the 1993 Employee Stock Purchase Plan and the Rock-Tenn Company 2004 Incentive Stock Plan; and

(x)	the Registration Statement (Form S-8 No. 333-163162) of Rock-Tenn Company pertaining to the Rock-Tenn Company 2004 Incentive Stock Plan

(xi)	the Registration Statement (Form S-4 No. 333-172432) of Rock-Tenn Company and in the related Prospectus pertaining to the registration of shares of common stock;

(xii)	the Registration Statement (Form S-8 No. 333-174600) of Rock-Tenn Company pertaining to the Rock-Tenn Company (SSCC) Equity Incentive Plan

(xiii)	the Registration Statement (Form S-8 No. 333-183168) pertaining to the Rock-Tenn Company Amended and Restated 2004 Incentive Stock Plan.

of our report dated November 21, 2012, except for Note 20, as to which the date is February 8, 2013, with respect to the consolidated financial statements of Rock-Tenn Company for the year ended September 30, 2012 included in this Current Report (Form 8-K).

Atlanta, Georgia
February 8, 2013